EXHIBIT 10.26

AWARD AGREEMENT

under the

Barrett Business Services, Inc.

Amended and Restated 2020 Stock Incentive Plan

EMPLOYEE NONQUALIFIED STOCK OPTION

This Award Agreement (this "Agreement"), effective as of the Grant Date stated below, evidences the grant of a Nonqualified Option (the "Option") to Participant under the Barrett Business Services, Inc., Amended and Restated 2020 Stock Incentive Plan (the "Plan").

Corporation: BARRETT BUSINESS SERVICES, INC.

8100 N.E. Parkway Drive, Suite 200

Vancouver, Washington 98662

Participant:

Grant Date:

Option: Shares

Termination Date: [Date that is six years following Grant Date]

Option Price: $_____ per Share, based on the Fair Market Value of a Share of Common Stock on the Grant Date

Vesting Date: 100% of the total Shares covered by this Option will Vest and the Option will become fully exercisable on [date that is four years following Grant Date].

The terms and conditions of the Option are set forth on the following pages of this Agreement and are, in each instance, subject to the terms and conditions of the Plan.

This Agreement may be acknowledged and accepted by Participant by signing, scanning, and returning a copy of this page by email.

Participant	BARRETT BUSINESS SERVICES, INC. By Name Its

AWARD AGREEMENT

Under The

Barrett Business Services, Inc.

Amended and Restated 2020 Stock Incentive Plan

EMPLOYEE NONQUALIFIED STOCK OPTION
TERMS AND CONDITIONS

1.
Defined Terms

When used in this Agreement, “Grant Date” means the date the Option is granted, as shown on the first page of this Agreement.

Capitalized terms not otherwise defined in this Agreement have the meanings given them in the Plan.

2.
Grant of Option

Subject to the terms and conditions of this Agreement and the Plan, Corporation grants to Participant an Option to purchase the number of Shares of Common Stock at the Option Price shown on the first page of this Agreement.

3.
Terms of Option

The Option is subject to all the provisions of the Plan and to the following terms and conditions:

3.1
Term. The term of the Option is six years from the Grant Date and will automatically terminate on the Termination Date shown on the first page of this Agreement to the extent not exercised, unless terminated earlier in accordance with this Agreement.
3.2
Time of Exercise. Unless the Option is terminated prior to the Vesting Date set forth on the first page of this Agreement, then, beginning on the Vesting Date, or such earlier date or dates to which its exercisability is accelerated in accordance with subsection 3.4 of this Agreement or Section 3.3(h) of the Plan, the Option may be exercised from time to time to purchase the total Shares covered by the Option, subject to subsection 3.3 of this Agreement.
3.3
Requirement of Continuous Service. Except as otherwise provided in this Agreement, if Participant’s Continuous Service terminates prior to the Termination Date, the right to exercise the Option, to the extent the Option had become exercisable prior to termination of Participant’s Continuous Service, will expire at the end of the following periods:

After Termination

On Account Of Period

Death 1 year
Retirement 3 months
Disability 1 year
Any other reason 3 months

3.4
Acceleration of Exercisability. Notwithstanding subsection 3.2, the Option will become fully exercisable (unless Participant chooses to decline accelerated Vesting of all or any portion of the Option) upon the occurrence of either of the following events prior to the Vesting Date:
(a)
Participant's death or termination of Continuous Service by reason of Disability or Retirement; or
(b)
A Change in Control Date.

3.5
Method of Exercise. The Option, or any portion thereof, may be exercised, to the extent it has become exercisable pursuant to this Agreement, by delivery of written notice to Corporation in the form of Attachment A stating the number of Shares, form of payment, and proposed closing date.
3.6
Other Documents. Participant will be required to furnish to Corporation before closing such other documents or representations as Corporation may require to assure compliance with applicable laws and regulations.
3.7
Payment. The aggregate Option Price for the Shares to be purchased upon exercise of the Option must be paid in full on or before the closing date by one or a combination of the following:
(a)
Payment in cash;
(b)
Delivery of previously acquired Shares having a Fair Market Value equal to the aggregate Option Price;
(c)
Withholding of Shares issuable to Participant upon exercise of the Option, with a Fair Market Value on the closing date equal to the aggregate Option Price; or
(d)
Delivery (in a form approved by the Committee) of an irrevocable direction to a securities broker acceptable to the Committee to sell Shares subject to the Option and to deliver all or a part of the sale proceeds to Corporation in payment of all or a part of the aggregate Option Price.
3.8
Previously Acquired Shares. Delivery of previously acquired Shares in full or partial payment of the aggregate Option Price will be subject to the following conditions:
(a)
The Shares tendered must be in good delivery form;
(b)
The Fair Market Value of the Shares delivered as of the closing date, together with the amount of cash, if any, tendered must equal or exceed the aggregate Option Price;
(c)
Any Shares remaining after satisfying the payment of the aggregate Option Price will be reissued in the same manner as the Shares tendered; and
(d)
No fractional Shares will be issued and cash will not be paid to the Participant for any fractional Share value not used to pay the aggregate Option Price.
4.
Tax Withholding and Reimbursement

Participant is responsible for the payment of all federal, state and local withholding taxes and Participant's portion of any applicable payroll taxes imposed in connection with the exercise or other settlement of the Option (collectively, the "Applicable Taxes"). Payment may be in cash, in Shares owned by Participant, duly endorsed for transfer, with a Fair Market Value on the closing date equal to the total amount of Applicable Taxes, in Shares issuable to Participant upon exercise of the Option with a Fair Market Value on the closing date equal to the total amount of Applicable Taxes, or in any combination of the foregoing methods of payment. In the event Participant has not otherwise made arrangements for satisfaction of Participant’s withholding tax obligations, Corporation is authorized to withhold the Applicable Taxes from Participant's other compensation. Corporation is not required to issue any Shares upon exercise of the Option until Participant's tax withholding obligations have been satisfied.

5.
Conditions Precedent

Corporation will not be required to issue any Shares upon exercise of the Option, or any portion thereof, until Corporation has taken any action required to comply with all applicable laws. Such action may include, without limitation, (a) registering or qualifying such Shares under any state or federal law or under the rules of any securities exchange or association, (b) satisfying any law or rule relating to the transfer of unregistered securities or demonstrating the availability of an exemption from any such law, (c)

placing a restrictive legend or stop-transfer instructions on the Shares issued upon settlement of the Award, or (d) obtaining the consent or approval of any governmental or regulatory body.

6.
Termination for Cause; Competition
6.1
Annulment of Awards. The grant of the Option governed by this Agreement is revocable until Participant becomes entitled to a certificate for Shares in settlement thereof. In the event the Continuous Service of Participant ends due to Termination for Cause, any portion of the Option which is revocable will be annulled as of the date of such Termination for Cause.
6.2
Engaging in Competition With Corporation. If Participant terminates Continuous Service with an Employer for any reason whatsoever, and within 18 months after the date thereof accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Committee, in its sole discretion, may require Participant to return to Corporation the economic value of this Option that is realized or obtained (measured at the date of exercise) by Participant at any time during the period beginning on the date that is six months prior to the date of Participant's termination of Continuous Service with an Employer.
7.
Clawback/Recovery

Compensation paid to Participant under this Agreement is subject to recoupment in accordance with any clawback policy of Corporation in effect from time to time, including any such policy adopted after the date of this Agreement, as well as any similar requirement of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Sarbanes-Oxley Act of 2002, and rules adopted by a governmental agency or applicable securities exchange under any such law. Participant agrees to promptly repay or return any such compensation as directed by Corporation under any such clawback policy or requirement, including the value received from a disposition of Shares acquired pursuant to this Agreement.

8.
Successorship

Subject to restrictions on transferability set forth in the Plan, this Agreement will be binding upon and benefit the parties, their successors and assigns.

9.
Notices

Any notices under this Agreement must be in writing and will be effective when actually delivered personally or, if mailed, when deposited as registered or certified mail directed to the address of Corporation's records or to such other address as a party may certify by notice to the other party.

10.
Arbitration

Any dispute or claim that arises out of or that relates to this Agreement or to the interpretation, breach, or enforcement of this Agreement, must be resolved by mandatory arbitration administered by and in accordance with the then effective arbitration rules of Arbitration Service of Portland, Inc. The place of arbitration will be Multnomah County, Oregon. The award rendered by the arbitrator will be final and binding, and judgment may be entered on the award in any court having jurisdiction.

11.
Attorney Fees

In the event of any suit or action or arbitration proceeding to enforce or interpret any provision of this Agreement (or which is based on this Agreement), the prevailing party will be entitled to recover, in addition to other costs, reasonable attorney fees in connection with such suit, action, or arbitration, and in any appeal. The determination of who is the prevailing party and the amount of reasonable attorney fees to be paid to the prevailing party will be decided by the arbitrator or arbitrators (with respect to attorney fees incurred prior to and during the arbitration proceedings) and by the court or courts, including any appellate courts, in which the matter is tried, heard, or decided, including the court which hears any exceptions made to an arbitration award submitted to it for confirmation as a judgment (with respect to attorney fees incurred in such confirmation proceedings).

Attachment A

NOTICE OF STOCK OPTION EXERCISE

BARRETT BUSINESS SERVICES, INC.
AMENDED AND RESTATED 2020 STOCK INCENTIVE PLAN

EMPLOYEE NONQUALIFIED STOCK OPTION

To: Barrett Business Services, Inc.

8100 N.E. Parkway Drive, Suite 200

Vancouver, Washington 98662

Attention: Gary Kramer

Participant: ____________________________

Print Name

Mailing Address: ____________________________

____________________________

____________________________

Telephone Number: ____________________________

Option: The option evidenced by an Award Agreement dated ___________, ____.

OPTION EXERCISE

I hereby elect to exercise the Option to purchase shares of common stock ("Shares") of Barrett Business Services, Inc. ("BBSI") covered by the Option as follows:

Number of Shares Purchased (a) ___________________

Per-Share Option Price (b) $___________________

Aggregate Option Price (a times b) $___________________

Closing Date of Purchase ___________________

Form of Payment [Check One]:

☐ My check in the full amount of the Aggregate Option Price (as well as a check for any withholding taxes, if this box ☐ is checked). See "Instructions" below.

☐ Delivery of previously owned Shares with a fair market value equal to the Aggregate Option Price (as well as any withholding taxes, if this box ☐ is checked). See "Instructions" below. Note that restricted Shares acquired from BBSI under one of its stock plans may be used for this purpose only if such Shares have become Vested.

☐ Withholding of that number of Shares otherwise issuable to me upon exercise of the Option, with a fair market value on the closing date equal to the Aggregate Option Price (as well as any withholding taxes, if this box ☐ is checked). See "Instructions" below.

☐ My irrevocable direction to my securities broker (see below) to sell Shares subject to the Option and deliver a portion of the sale proceeds to BBSI in full payment of the Aggregate Option Price (as well as any withholding taxes, if this box ☐ is checked). See "Instructions" below. I hereby confirm that any sale of Shares will be in compliance with BBSI's policies on insider trading and Rule 144 under the Securities Act of 1933, if applicable. I HEREBY IRREVOCABLY AUTHORIZE _____________________________ to transfer
(name of broker)
funds to BBSI from my account in payment of the Aggregate Option Price and BBSI is hereby directed to issue the Shares for my account with such broker and to transmit the Shares to the broker indicated above.

Instructions:

(1) If payment is to be by check, a check for the amount of the Aggregate Option Price payable to Barrett Business Services, Inc., should be submitted with this Notice.

(2) If payment is to be by surrender of previously owned Shares or by attestation of ownership (see Attestation Form below), either a certificate for the Shares accompanied by a stock power endorsed in blank or the completed Attestation Form should be submitted with this Notice. If applicable, a certificate for any Shares in excess of those needed to pay the Aggregate Option Price and applicable withholding taxes will be returned to you with the certificate for your option Shares. Any change in registration between the payment shares and the new shares will require a properly executed stock power that is guaranteed by an institution participating in a recognized medallion signature guarantee program.

(3) Payment of the Applicable Taxes is due on the closing date of the exercise of an NQO by an employee. You will be notified of the amount of Applicable Taxes due promptly following receipt of your Notice of Stock Option Exercise. Satisfactory arrangements must be made for payment before a stock certificate for your option Shares will be delivered to you (or your broker, if applicable). Among other alternatives, amounts necessary to satisfy withholding obligations may be deducted from compensation otherwise payable to you.

ISSUANCE INSTRUCTIONS FOR STOCK CERTIFICATES

Please register the stock certificate(s) in the following name(s):

______________________________

______________________________

______________________________

If applicable, please check one: ☐ JT TEN ☐ TEN COM ☐ Other

Please deliver the stock certificate(s) to (check one):

☐ My brokerage account

______________________________

______________________________

______________________________

Attn: _________________________

Account No.:___________________; or

☐ My mailing address set forth above.

___________________________ ___________________________________

Date Signature of Participant

ATTESTATION FORM

As indicated above, I have elected to use shares of BBSI common stock that I already own to pay the Aggregate Option Price of the Option.

I attest to the ownership of the shares represented by the certificate(s) listed below or to the beneficial ownership of the shares held in the name of my broker, as indicated in the attached copy of my brokerage statement. I will be deemed to have delivered such shares to BBSI in connection with the exercise of my Option.

I understand that, because I (and any joint owner) will retain ownership of the shares (the "Payment Shares") deemed delivered to pay the Aggregate Option Price, the number of shares to be issued to me upon exercise of my Option will be reduced by the number of Payment Shares. I represent that I have full power to deliver and convey certificates representing the Payment Shares to BBSI and by such delivery and conveyance could have caused BBSI to become sole owner of the Payment Shares. The joint owner of the Payment Shares, if any, by signing this Form, consents to these representations and to the exercise of the Option by this attestation.

I certify that any Payment Shares originally issued to me as restricted shares are now fully Vested.

List certificate(s) and number of shares covered, or attach a copy of your brokerage statement:

Common Stock Certificate Number	Number of Shares Covered

Date: __________________

Print Name of Option Holder: ____________________________________________

Signature of Option Holder: ____________________________________________

Print Name of Joint Owner: ____________________________________________

Signature of Joint Owner: ____________________________________________

If you are attaching a copy of your brokerage statement, you must have your securities broker complete the following:

The undersigned hereby certifies that the foregoing attestation is correct.

__________________________________

Name of Brokerage Firm

Date: ______________________ By: ______________________________

Telephone No.:_______________

____________________________

Print Name of Signing Broker